UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 14, 2005
                                                        -----------------


                        TENNESSEE COMMERCE BANCORP, INC.


    Tennessee                         000-51281                      62-1815881
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

         381 Mallory Station Road, Suite 207, Franklin, Tennessee 37067

                                 (615) 599-2274


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On December 16, 2005, Tennessee Commerce Bancorp, Inc. (the "Corporation") will begin to trade its common stock on NASDAQ's Over-the-Counter ("OTC") market. The Corporation's common stock will trade under the new stock symbol TNCC.

     On December 14, 2005, the Corporation issued the report to shareholders that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing the trading of the Corporation's common stock on NASDAQ's OTC market. Also on December 14, 2005, the Chairman and Chief Executive Officer of the Corporation announced that the Corporation's common stock will begin trading on NASDAQ's OTC market on December 16, 2005, to the Franklin Rotary at Breakfast, Franklin, Tennessee. The transcript of this announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim. On December 14, 2005, the Corporation issued the press release to the Williamson Herald, Franklin, Tennessee, that is furnished as
Exhibit 99.3 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing the trading of the Corporation's common stock on NASDAQ's OTC market. Also on December 14, 2005, the Corporation issued the advertisement that is furnished as Exhibit 99.4 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, regarding the trading of the Corporation's common stock on NASDAQ's OTC market. On December 16, 2005, the Corporation will issue the press release that is furnished as Exhibit 99.5 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing the trading of the Corporation's common stock on NASDAQ's OTC market.


Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

     99.1 Report to Shareholders issued by Tennessee Commerce Bancorp, Inc. dated December 14, 2005.

     99.2 Transcript of announcement by the Chairman and Chief Executive Officer of Tennessee Commerce Bancorp, Inc., of the Corporation's trading on NASDAQ's OTC market to the Franklin Rotary at Breakfast, Franklin, Tennessee, on December 14, 2005.

     99.3 Press release issued to the Williamson Herald, Franklin, Tennessee, on December 14, 2005.

     99.4 Advertisement issued by Tennessee Commerce Bancorp, Inc. on December 14, 2005, announcing the trading of the Corporation's common stock on NASDAQ's Over-the-Counter market.

     99.5 Press Release issued by Tennessee Commerce Bancorp, Inc. dated December 16, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 15, 2005           TENNESSEE COMMERCE BANCORP, INC.


                                     By:    /s/ Arthur F. Helf
                                        ----------------------------------------
                                     Name: Arthur F. Helf
                                     Title: Chairman and Chief Executive Officer